Exhibit 99.2

Impax Laboratories, Inc. Announces Private Offering of Convertible Senior Notes

HAYWARD, Calif., June 24, 2015 – Impax Laboratories, Inc. (NASDAQ: IPXL) (the “Company”) today announced that it intends to offer, subject to market and other conditions, $500,000,000 aggregate principal amount of convertible senior notes due 2022 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The notes will be the Company’s senior unsecured obligations. In connection with the offering, the Company expects to grant the initial purchasers an option to purchase up to an additional $100,000,000 aggregate principal amount of such notes. The notes will be convertible, subject to satisfaction of certain conditions and during certain periods, into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election in the manner and subject to the terms and conditions provided in the indenture governing the notes. The Company’s ability to elect to deliver shares of the Company’s common stock upon conversion is subject to the Company obtaining stockholder approval to increase the number of shares of the Company’s common stock authorized for issuance.

The Company expects to use approximately $435 million of the net proceeds from this offering to repay all of the outstanding indebtedness under its credit facility and a portion of the net proceeds from this offering to pay the cost of the convertible note hedge transaction (after such cost is partially offset by the proceeds of the warrant transaction). The Company expects to use the remaining net proceeds from this offering for other general corporate purposes.

If the initial purchasers exercise their option to purchase additional notes, the Company expects to enter into additional convertible note hedge and warrant transactions and use a portion of the net proceeds from the sale of the additional notes to pay the cost of the additional convertible note hedge transaction (after such cost is partially offset by the proceeds of the additional warrant transaction). The Company expects to use the remaining net proceeds from the sale of the additional notes for other general corporate purposes. The Company may also use a portion of the net proceeds to acquire new businesses through one or more acquisitions or other strategic transactions; however, the Company has no current commitments or obligations with respect to any acquisitions or other strategic transactions.

In connection with the pricing of the notes, the Company expects to enter into a convertible note hedge transaction with Royal Bank of Canada (“RBC”) an affiliate of RBC Capital Markets, LLC. The Company also expects to enter into a warrant transaction with RBC. The convertible note hedge transaction is expected generally to reduce potential dilution to the Company common stock upon any conversion of notes and/or offset any cash payments it is required to make in excess of the principal amount of converted notes, as the case may be. However, the warrant transaction could separately have a dilutive effect to the extent that the market value per share of the Company common stock exceeds the applicable strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, the Company expects to enter into an additional convertible note hedge transaction and an additional warrant transaction with RBC.

The Company has been advised that, in connection with establishing its initial hedge of the convertible note hedge and warrant transactions, RBC or an affiliate thereof expects to enter into various derivative transactions with respect to the Company common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company common stock or the notes at that time.

In addition, the Company has been advised that RBC or an affiliate thereof may modify its hedge position by entering into or unwinding various derivatives with respect to the Company common stock and/or purchasing or selling the Company common stock or other securities in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and is likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company common stock or the notes, which could affect the holders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that a holder will receive upon conversion of the notes.

RBC Capital Markets, LLC is acting as Sole Structuring Advisor and Sole Bookrunner for the proposed offering.

The notes, the shares of the Company common stock issuable upon conversion of the notes, if any, and the convertible note hedge and warrant transactions have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities. Any offer of the securities will be made only by means of a private offering memorandum.

About Impax Laboratories, Inc.

Impax Laboratories, Inc. (Impax) is a specialty pharmaceutical company applying its formulation expertise and drug delivery technology to the development of controlled-release and specialty generics in addition to the development of central nervous system disorder branded products. Impax markets its generic products through its Impax Generics division and markets its branded products through the Impax Specialty Pharma division. Additionally, where strategically appropriate, Impax develops marketing partnerships to fully leverage its technology platform and pursues partnership opportunities that offer alternative dosage form technologies, such as injectables, nasal sprays, inhalers, patches, creams, and ointments.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This press release contains “forward-looking statements” that relate to future, not past, events. In this context, forward-looking statements often address the Company’s expected future actions, business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek” or “will.” These statements relating the proposed offering of the notes include, but are not limited to: whether the Company will offer the notes; whether the Company will consummate the offering on the proposed terms, or at all; the anticipated use of the net proceeds of the offering; and whether the convertible note hedge and warrant transaction will become effective. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause our actual results to differ materially from those expressed in our forward-looking statements include: changes in market conditions; demands on the Company’s cash; and final pricing of the notes and the convertible note hedge and warrant transaction. Other risks include those described in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. These risks and uncertainties may cause the Company’s actual future actions or results to differ materially from those expressed in our forward-looking statements. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Contact:

Mark Donohue

Investor Relations and Corporate Communications

(215) 558-4526

www.impaxlabs.com